EXHIBIT 10.23

CONFIDENTIAL
                                        Name of Subscriber    Davenport
                                        Number of Shares _____________________

                     INTELECT COMMUNICATIONS SYSTEMS LIMITED

                             SUBSCRIPTION AGREEMENT

      THE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE (THE "SHARES"), OF INTELECT COMMUNICATIONS SYSTEMS LIMITED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THERE ARE RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES DESCRIBED IN SECTION 3 OF THIS SUBSCRIPTION AGREEMENT.

      IT IS IMPOSSIBLE TO FORECAST ACCURATELY THE RESULTS TO A PURCHASER FROM AN INVESTMENT IN THE SHARES. THE PURCHASE OF SHARES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF AN ENTIRE LOSS OF THEIR INVESTMENT.

      THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of August 29, 1997, by and between INTELECT COMMUNICATIONS SYSTEMS LIMITED, a company organized under the laws of Bermuda (the "Company") and the subscriber whose name is set forth on the signature page hereof (the "Subscriber") providing for the purchase and sale to the Subscriber of the amount of shares of the Company's Common Shares, U.S. $.01 par value, as is indicated on the signature page hereof. The Company and the Subscriber (collectively the "Parties") hereby represent, warrant and agree as follows:

                                   SECTION 1.

      1.1. SUBSCRIPTION. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of shares of Common Shares of the Company (the "Shares") indicated on the signature page hereof, on the terms and conditions described herein.

      1.2.  PURCHASE.

            (a) The Subscriber delivers herewith the consideration ("Purchase Price") required to purchase the number of Shares subscribed for hereunder, calculated at the rate of $5.25 per Share. The Purchase Price is being paid simultaneously herewith by delivery of same day funds in United States dollars against counter delivery of the Shares in accordance with the terms of the Escrow Agreement of even date herewith by and between the Company and American Stock Transfer and Trust Company, as Escrow Agent, substantially in the form attached as Exhibit A to this Agreement. The Subscriber hereby

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      agrees that this Subscription Agreement shall be irrevocable and shall survive the death, dissolution, or legal incapacity of the Subscriber.

            (b) Prior to the Closing Date (as hereinafter defined), the Subscriber's funds delivered herewith will be held in escrow by the Escrow Agent, in a segregated account ("Special Account"), pursuant to the terms of the Escrow Agreement. The Subscriber may deliver such funds to the Escrow Agent by wire transfer as follows:

            Wire Instructions:Chase Manhattan Bank
                              55 Water Street
                              New York, New York
            ABA Routing Number:  021 000 021
            For Credit to:  Intelect Communications Systems Limited
                            Account # 610 093 045

      Interest, if any, earned on all cash payments held in the Special Account prior to the Closing Date will be paid to Subscriber, if his subscription is rejected or the Closing does not occur as set forth herein. The subscription payment may not be withdrawn by or on behalf of the Subscriber.

            (c) The Shares are being sold as part of an offering (the "Offering") of 615,000 shares of the Company's Common Stock to "accredited investors" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933. A minimum of 615,000 shares totalling $3,228,750 must be received before the Offering will be consummated. Accordingly, the sale of the Shares is subject to receipt by the Company of payment in the minimum aggregate amount of $3,228,750 for the issuance of 615,000 shares of its Common Stock. The Company also reserves the right to issue additional Shares if the Shares are oversubscribed.

            (d) Upon receipt by the Company of the requisite payment for all Shares to be purchased by the Subscriber whose subscriptions are accepted, or August 29, 1997 (unless extended at the sole discretion of the Company until September 10, 1997), whichever is the earlier to occur, herein referred to as the "Closing Date", the Escrow Agent will deliver to the Company, on behalf of the Subscriber, all subscription payments held by it. The Shares subscribed for herein shall not be deemed issued to, or owned by, the Subscriber until the Escrow Agent delivers the funds and the Shares are issued to the Subscriber. On the Closing Date, the Company will issue written instructions to the Company's stock transfer agent, American Stock Transfer and Trust Company, to register the Subscriber as the owner of the Shares and to prepare and issue share certificates to the Subscriber for the Shares and to send such certificates promptly to the Subscriber at the address listed on the signature page hereof.

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                                   SECTION 2.

      2.1.  ACCEPTANCE OR REJECTION.

            (a) The Subscriber understands and acknowledges that (i) the Company has the unconditional right, exercisable in its sole and absolute discretion, to accept or reject this Agreement, in whole or in part, (ii) subscriptions need not be accepted in the order received, (iii) all subscriptions are subject to prior sale, withdrawal, modification or cancellation of the Offering of the Shares by the Company, (iv) no subscription shall be valid unless and until accepted by the Company, (v) this Agreement shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company on behalf of the Company, and (vi) notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue the Shares to any person to whom the issuance of the Shares would constitute a violation of the Securities Act of 1933 (the "Securities Act") or any state securities laws. At Closing, the Company will issue written instructions to the Company's transfer agent, American Stock Transfer and Trust Co., to issue and deliver certificates representing the Shares purchased by the Subscriber to the Subscriber promptly after the Closing at the address indicated on the signature page hereof. This subscription is subject to allotment before or after acceptance, provided that the Subscriber will not be allocated less than one Share (subject to the right of the Company to sell partial Shares to one or more consenting investors who are otherwise qualified). If subscription for Shares is oversubscribed, the Company will determine which subscriptions shall be accepted.

            (b) In the event of rejection of this subscription, or if the sale of the Shares is not consummated for any reason (in which event this Agreement shall be deemed to be rejected), the Company shall promptly thereupon cause the return of the amount, if any, received by the Company as set forth in Section 1.2 to the Subscriber and this Agreement shall thereafter have no force or effect.

                                    SECTION 3

      3. INVESTOR REPRESENTATIONS AND WARRANTIES. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company, as follows:

            (a)   GENERAL:

                  (i) This Agreement has been duly authorized, validly executed and delivered on behalf of the Subscriber and is a valid and binding agreement of the Subscriber in accordance with its terms, subject to general principles of equity and of bankruptcy or other laws affecting the enforcement of creditors' rights;

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                  (ii) The Subscriber is acquiring the Share(s) for his own
            account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part and no other person has a direct or indirect beneficial interest in such Share(s);

                  (iii) The Subscriber acknowledges his understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act and, in furtherance thereof, the Subscriber represents and warrants to and agrees with the Company as follows:

                        (A) The Subscriber has the financial ability to bear the
                  economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

                        (B) If the Subscriber has appointed a Purchaser
                  Representative (as such term is defined in regulations promulgated under the Securities Act), the Subscriber has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of the investment for the Subscriber in particular;

                        (C) The Subscriber (together with his Purchaser
                  Representative, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment; and

                        (D) Each Purchaser Representative of the Subscriber, if
                  any, has disclosed to the Subscriber in writing the specific details of any and all past, present or future relationships, actual or contemplated between himself and the Company or any affiliate or subsidiary of the Company.

            (b) INFORMATION CONCERNING THE COMPANY: The Subscriber and his Purchaser Representative, if any:

                  (i) Acknowledge that they have access to copies of (and
            acknowledge that the Company has offered to provide, upon their request, copies of) the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), all Forms 10-Q and 8-K filed thereafter, and the Company's Proxy Statement for its 1997 Annual General Meeting as filed with the SEC (the "Public Documents"), and he and/or his Purchaser Representative have carefully read the Public Documents and understand and have evaluated the risks of a purchase of Shares and the considerations described in the Public Documents;

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            and has relied solely (except as indicated in subsections (ii) and
            (iii) below) on the information contained in the Public Documents;

                  (ii) Is familiar with the business and financial condition, properties, operations, and prospects of the Company, all as generally described in the Public Documents; has been given the opportunity to ask questions of, and receive answers from, the appropriate officers of the Company concerning the terms and conditions of the Offering and other matters pertaining to this investment and has asked such questions as it desires to ask and all such questions have been answered to the full satisfaction of the Subscriber; has been given the opportunity to obtain such additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) necessary to verify the accuracy of the information contained in the Public Documents in order for him to evaluate the merits and risks of purchase of the Shares;

                  (iii) Has not been furnished with any oral representation or warranty in connection with the offering of the Shares by the Company or any officer, employee, agent, affiliate or subsidiary, which is not contained in this Agreement, and is relying solely on the information contained in this Agreement and in the Public Documents;

                  (iv) Understands that the purchase of the Shares involves
            various risks including, but not limited to, those outlined in the Public Documents and in this Agreement, and has determined that the Shares are a suitable investment for him and that at this time he could bear a complete loss of his investment;

                  (v) Is not relying on the Company with respect to the economic considerations of the Subscriber related to this investment. The Subscriber has relied on the advice of, or has consulted with, in regard to the economic considerations related to this investment, only his own advisors and/or those persons, if any, who served as his Purchaser Representative;

                  (vi) If the Subscriber is a corporation, partnership, trust or other entity, it is authorized and qualified to become a stockholder in, and authorized to make its capital contributions to, the Company, and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so;

                  (vii) Any information which the Subscriber has heretofore
            represented or furnished to the Company with respect to his financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information he will immediately furnish such revised or corrected information to the Company; and

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                  (viii) The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary before the Closing, all the representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Subscriber.

            (c)   RESTRICTIONS ON TRANSFER OR SALE OF THE SHARES:

                  (i) The Subscriber is acquiring the Shares subscribed solely for the Subscriber's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The Subscriber understands that the offer and sale of the Shares has not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Agreement. The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

                  (ii) The Subscriber understands that the Shares are restricted securities under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the Subscriber may dispose of the Shares only pursuant to an effective registration statement under the Act or an exemption therefrom.

                  (iii) The Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (B) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of any of the Shares except upon compliance with the foregoing restrictions; and (C) that a legend in substantially the following form will be placed on the certificates representing the Shares:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN
            WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DIS POSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH

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            APPLICABLE STATE SECURITIES LAWS. THE COMPANY WILL NOT TRANSFER SUCH
            SHARES EXCEPT UPON RECEIPT OF A FAVORABLE OPINION OF ITS COUNSEL AND/OR EVIDENCE SATISFACTORY TO THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

                  (iv) The Subscriber has not offered or sold any portion of the subscribed for Shares and has no present intention of dividing such Shares with others or of reselling or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

                                   SECTION 4.

      4. COMPANY REPRESENTATIONS AND COVENANTS. The Company represents, warrants and covenants to the Subscriber as follows:

                  (i) The Company has been duly incorporated and is validly
            existing and in good standing under the laws of Bermuda, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company. The Company has registered its common shares pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting requirements of the Exchange Act, and the Company's common shares are quoted on the Nasdaq National Market (trading symbol ICOMF);

                  (ii) The Shares, when issued, paid for, and delivered pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable, free from all encumbrances and restrictions other than restrictions on transfer imposed by applicable securities laws and/or this Agreement, and will not subject the Subscribers thereof to personal liability by reason of being such Subscribers; and

                  (iii) This Agreement has been duly authorized, validly
            executed and delivered on behalf of the Company and is a valid and binding agreement of the Company in accordance with its terms, subject to general principles of equity and

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            to bankruptcy or other laws affecting the enforcement of creditors'
            rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

                                   SECTION 5.

      5. REGISTRATION RIGHTS. (a) The Company covenants and agrees to file a registration statement on Form S-3 (the "Form S-3 Registration Statement") providing for the resale of the Shares, and the Company will use its best efforts to cause such Form S-3 Registration Statement to be declared effective on or before the earlier of September 30, 1997 or two business days following receipt of a "no-review" or similar letter from the SEC. In the event such Form S-3 Registration Statement is not declared effective by October 15, 1997, then if after October 15, 1997, the Company proposes to file a registration statement or notification under the Securities Act for the primary or secondary sale of any debt or equity security, it will give written notice at least 10 days prior to the filing of such registration statement or notification to the Subscriber of its intention to do so. The Company agrees that, after receiving written notice from the Subscriber of his desire to include his Shares in such proposed registration statement or notification within five days after the Subscriber receives the notice from the Company, the Company shall afford the Subscriber the opportunity to have their Shares included therein. Notwithstanding the provisions of this Section 5(a), the Company shall have the right, at any time after it shall have given written notice pursuant to this paragraph (whether or not a written request for inclusion of the Shares shall be made) to elect not to file any such proposed registration statement or notification or to withdraw the same after the filing but prior to the effective date thereof. In no event shall the Company be obligated to include the Shares in any registration statement or notification under this Section 5(a) if: (i) in the written opinion of the underwriter, the inclusion of the Shares in such registration statement or notification would be materially detrimental to the proposed offering of debt or equity securities pursuant to which the Company gave notice to the Subscriber under this paragraph; or (ii) in the opinion of counsel for the Company, concurred in by counsel for the Subscriber hereof, that the Shares are not considered "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act and that registration under the Securities Act is therefore not required.

            (b) In connection with the filing of a registration statement, notification, or post-effective amendment under this section, the Company covenants and agrees:

                  (i) to pay all expenses of such registration statement,
            notification, or post-effective amendment, including, without limitation, printing charges, legal fees and disbursements of counsel for the Company, blue sky expenses, accounting fees and filing fees, but not including legal fees and disbursements of counsel to the Subscribers and any sales commissions on Shares offered and sold;

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                  (ii) to take all necessary action which may reasonably be
            required in qualifying or registering the Shares included in a registration statement, notification or post-effective amendment for the offer and sale under the securities or blue sky laws of such states as requested by the Subscribers; PROVIDED that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction; and

                  (iii) to utilize its best efforts to keep the same effective for a period of not less than 90 nor more than 120 days.

            (c)   INDEMNIFICATION; CONTRIBUTION.

                  (i) INDEMNIFICATION BY THE COMPANY. The Company agrees to
            indemnify and hold harmless the Subscriber from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by the Subscribers or on the Subscribers' behalf expressly for use therein.

                  (ii) INDEMNIFICATION BY SUBSCRIBER. Each Subscriber agrees to indemnify and hold harmless, severally and not jointly, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Subscriber, but only with respect to information furnished in writing by such Subscriber or on such Subscriber's behalf expressly for use in any such registration statement or prospectus relating to the Shares, any amendment or supplement thereto or any preliminary prospectus, and only in an amount not to exceed the proceeds of any Shares sold by any such Subscriber thereunder. In case any action or proceeding shall be brought against the Company or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against the Subscribers, the Subscribers shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to the Subscribers, by the preceding subsection hereof.

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                  (iii) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under subsections (i) or (ii) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses.
            Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (A) the Indemnifying Party has agreed to pay such fees and expenses or (B) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                  (iv) CONTRIBUTION. If the indemnification provided for in this
            Section 5(c) is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments in the following manner as between the Company on the one hand and each Subscriber on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Subscriber on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and

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            of the Subscriber on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (v) SURVIVAL. The indemnity and contribution agreements
            contained in this Section 5(c) shall remain operative and in full force and effect regardless of (A) any termination of this Agreement, (B) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (C) the consummation of the sale or successive resale of the Shares.

                                   SECTION 6.

      6.1. PLACEMENT FEE. For its services in connection with the Offering, the Company is paying a placement fee to America First Associates Corp. in the amount of $225,000, $112,500 of which is payable in the form of cash from the Offering proceeds and $112,500 of which is payable in the form of the issuance of 21,400 shares of Company Common Shares issuable in the Offering.

      6.2. MODIFICATION. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

      6.3. NOTICES. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, or by overnight courier, addressed to such address as may be given herein, or delivered personally at such address, or by facsimile:

      if to the Company:

            Intelect Communications Systems Limited
            1100 Executive Drive
            Richardson, Texas 75081
            Attention:  Herman M. Frietsch, Chairman and CEO
            Fax:  (972) 367-2271

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      with a copy to:

            Ryan & Sudan, L.L.P.
            909 Fannin, Suite 3900
            Houston, Texas 77010-1010
            Fax:  (713) 652-0503

      if to Subscriber, at such address as is listed on the signature page hereto.

      6.4. COUNTERPARTS. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all pur poses, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

      6.5. BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

      6.6. ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

      6.7. ASSIGNABILITY. This Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

      6.8. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

      6.9. STATE SECURITIES LAWS. The offering and sale of the Shares is intended to be exempt from registration under the securities laws of certain states. All subscribers must note that there are restrictions on transfer of all Shares, as agreed upon in Section 3 of this Agreement.

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      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:


By: /s/ BLAKE C. DAVENPORT


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

------------------------------            /s/ BLAKE C. DAVENPORT
(Print Name of Entity)                          (Signature)

                                          Print Name: Blake C. Davenport

By:___________________________            ______________________________________
      (Signature)                               (Signature)
Print Name:____________________           Print Name:___________________________

Title:_________________________

                  Residence Address:______________________________________

                  ------------------------------------------------------
                  City              State             Zip Code

                  Mail Address: 1845 Woodall Rodgers - 12th Floor

                  Dallas            TX                75201
                  ------------------------------------------------------
                  City              State             Zip Code

                  Telephone: 214-954-8013

                  Facsimile: 214-522-3242

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:                    25,000

Total Purchase Price          $ 131,250.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF TEXAS           ss.
                         ss.:
COUNTY OF DALLAS         ss.

      On this 2nd day of September, 1997, before me personally appeared Blake C. Davenport, to me known to be the individual(s) described in and who executed the foregoing instrument, and duly acknowledged to me that (he) (she) (they) executed the same as (his) (her) (their) free act and deed.

                                          /s/ Rebecca A. Martin
                                                Notary Public

                             My Commission Expires:


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          --------------------------------------
                                                      Title


-----------------------------------
      Notary Public

My Commission Expires:

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: __________________________


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

Fernhill Partners                         ______________________________________
(Print Name of Entity)                          (Signature)

                                          Print Name: __________________________

By:/s/ ROBERT CHOING                      ______________________________________
      (Signature)                               (Signature)

Print Name: Robert Choing                 Print Name:___________________________

Title: Controller

                  Residence Address:____________________________________

                  ______________________________________________________
                  City              State             Zip Code

                  Mail Address: ________________________________________

                  ______________________________________________________
                  City              State             Zip Code

                  Telephone: ________________________

                  Facsimile: 415-461-8491

                  Tax Identification or
                  Social Security Number 68-0241371

Number of Shares
to be Purchased:              40,000

Total Purchase Price        $ 210,000

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF CALIFORNIA      ss.
                         ss.:
COUNTY OF MARIN          ss.

      On this 28 day of August, 1997, before me personally appeared Robert Choing, to me known to be the individual(s) described in and who executed the foregoing instrument, and duly acknowledged to me that (he) (she) (they) executed the same as (his) (her) (their) free act and deed.

[SEAL]                                 /s/ Regina Baum
                                           Notary Public

                                       My Commission Expires: 1-28-2000


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER: FIFTIETH & GROVER SHOPPING CENTER
                        a Nebraska General Partnership

By: /s/ ALBERT L. FELDMAN
Title: Partner


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

FIFTIETH & GROVER SHOPPING CENTER, a      ______________________________________
(Print Name of Entity) Nebraska General Partnership     (Signature)

                                          Print Name: __________________________

By: /s/ ALBERT L. FELDMAN                 ______________________________________
      (Signature)                               (Signature)

Print Name: Albert L. Feldman             Print Name:___________________________

Title:________________________

                  Residence Address:____________________________________

                  ______________________________________________________
                  City              State             Zip Code

                  Mail Address: 10050 Regency Circle,
                                Suite 101 Regency One Bldg.

                  Omaha             Nebraska          68114
                  City              State             Zip Code

                  Telephone: (402) 397-1200

                  Facsimile: (402) 397-1201

                  Tax Identification or
                  Social Security Number 47-608-1630

Number of Shares
to be Purchased:              25,000

Total Purchase Price        $ 131,250.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF NEBRASKA        ss.
                         ss.:
COUNTY OF DOUGLAS        ss.

      On this 28th day of August, 1997, before me personally appeared Albert L. Feldman, Partner, to me known to be the individual(s) described in and who executed the foregoing instrument, and duly acknowledged to me that (he) (she)
(they) executed the same as (his) (her) (their) free act and deed.

                                       /s/ ________________________
                                           Notary Public

                                       My Commission Expires: _________________


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: /s/ CAROL FILLER


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ CAROL FILLER
(Print Name of Entity)                          (Signature)

                                          Print Name: Carol Filler

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: P.O. Box 131449

                  Birmingham        Alabama           35213
                  City              State             Zip Code

                  Mail Address: Same

                  ______________________________________________________
                  City              State             Zip Code

                  Telephone: 205 967-0347

                  Facsimile: ________________________

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:              25,000

Total Purchase Price        $ 131,250.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF ALABAMA         ss.
                         ss.:
COUNTY OF JEFFERSON      ss.

      On this 2nd day of September, 1997, before me personally appeared Carol Filler, to me known to be the individual(s) described in and who executed the foregoing instrument, and duly acknowledged to me that (he) (she) (they) executed the same as (his) (her) (their) free act and deed.

                                       /s/ HELEN NAPIER WALKER
                                           Notary Public

                                       My Commission Expires: 4/11/98


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: /s/ DOUGLAS C. FLOREN


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ DOUGLAS C. FLOREN
(Print Name of Entity)                          (Signature)

                                          Print Name: Douglas C. Floren

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: 210 Round Hill Road

                  Greenwich         CT                06831
                  City              State             Zip Code

                  Mail Address: Ardsley Partners, 646 Steamboat Rd.

                  Greenwich         CT                06831
                  City              State             Zip Code

                  Telephone: 203-863-1412

                  Facsimile: 203-629-8768

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:              25,000

Total Purchase Price        $ 131,250.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF CONNECTICUT     ss.
                         ss.:
COUNTY OF FAIRFIELD      ss.

      On this 2nd day of September, 1997, before me personally appeared Douglas
C. Floren, to me known to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that (he) executed the same as
(his) free act and deed.

                                       /s/ KEVIN M. MCCORMACK
                                           Notary Public

                                       My Commission Expires: 2-28-1998
                                       [SEAL]


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: Richard A. Gray Jr.


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ RICHARD A. GRAY JR.
(Print Name of Entity)                          (Signature)

                                          Print Name: Richard A. Gray Jr.

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: 5534 Nacoma

                  Dallas            Texas             75209
                  City              State             Zip Code

                  Mail Address: 2611 Cedar Springs

                  Dallas            Texas             75201
                  City              State             Zip Code

                  Telephone: (214) 220-0101

                  Facsimile: (214) 220-0596

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:              20,000

Total Purchase Price        $ 105,000.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF DALLAS          ss.
                         ss.:
COUNTY OF DALLAS         ss.

      On this 2 day of September, 1997, before me personally appeared Rich Gray, to me known to be the individual(s) described in and who executed the foregoing instrument, and duly acknowledged to me that (he) (she) (they) executed the same as (his) (her) (their) free act and deed.

                                       /s/ BRIA SMITH
                                           Notary Public

                                       My Commission Expires: 8/12/2001


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF DALLAS          ss.
                         ss.:
COUNTY OF DALLAS         ss.

      On this 2 day of September, 1997, before me appeared
Rich Gray, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the President of Gray & Co., that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    /s/ RICHARD A. GRAY JR.
                                                   Officer

                                                 President
                                                   Title

/s/ BRIA SMITH
    Notary Public

My Commission Expires: 8-12-2001

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: /s/ ALEXANDER GREENBERG


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ ALEXANDER GREENBERG
(Print Name of Entity)                          (Signature)

                                          Print Name: Alexander Greenberg

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: 425 East 86th St, 12E

                  New York          New York          10028
                  City              State             Zip Code

                  Mail Address: (same)

                  ______________________________________________________
                  City              State             Zip Code

                  Telephone: 212-996-2888

                  Facsimile: 203-629-0718

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:              25,000

Total Purchase Price        $ 131,250

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF CONNECTICUT     ss.
                         ss.:
COUNTY OF FAIRFIELD      ss.

      On this 2nd day of September, 1997, before me personally appeared Alexander Greenberg, to me known to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that (he) executed the same as (his) free act and deed.

                                       /s/ KEVIN M. MCCORMACK
                                           Notary Public

                                       My Commission Expires: 2-28-1998
                                       [SEAL]

                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: Phillip J. Hempleman


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ PHILLIP J. HEMPLEMAN
(Print Name of Entity)                          (Signature)

                                          Print Name: Phillip J. Hempleman

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: Two Dublin Hill Drive

                  Greenwich         CT                06830
                  City              State             Zip Code

                  Mail Address: Ardley Partners, 646 Steamboat Rd

                  Greenwich         CT                06830
                  City              State             Zip Code

                  Telephone: (203) 863-1410

                  Facsimile: (203) 863-1488

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:              75,000

Total Purchase Price        $ 393,750.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF CONNECTICUT     ss.
                         ss.:
COUNTY OF FAIRFIELD      ss.

      On this 2nd day of September, 1997, before me personally appeared Phillip
J. Hempleman, to me known to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that (he) executed the same as
(his) free act and deed.

                                       /s/ KEVIN M. MCCORMACK
                                           Notary Public

                                       My Commission Expires: 2/28/1998
                                       [SEAL]


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: David D. May


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ DAVID D. MAY
(Print Name of Entity)                          (Signature)

                                          Print Name: David D. May

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: 28 Georgian Lane

                  Darien            CT                06840
                  City              State             Zip Code

                  Mail Address: Ardsley Partners, 646 Steamboat Rd.

                  Greenwich         CT                06840
                  City              State             Zip Code

                  Telephone: 203-863-1414

                  Facsimile: 203-629-8768

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:              15,000 shares

Total Purchase Price        $ 78,750.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF CONNECTICUT     ss.
                         ss.:
COUNTY OF FAIRFIELD      ss.

      On this 2nd day of September, 1997, before me personally appeared David D. May, to me known to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that (he) executed the same as
(his) free act and deed.

                                       /s/ KEVIN M. MCCORMACK
                                           Notary Public

                                       My Commission Expires: 2/28/1998
                                       [SEAL]


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: /s/ TIMOTHY MCCOLLUM


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ TIMOTHY MCCOLLUM
(Print Name of Entity)                          (Signature)

                                          Print Name: Timothy McCollum

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: 3 Whispering Meadow Dr.

                  Morristown        NJ                07960
                  City              State             Zip Code

                  Mail Address: ________________________________________

                  ______________________________________________________
                  City              State             Zip Code

                  Telephone: 201-538-1499

                  Facsimile: 203-629-0718

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:              40,000

Total Purchase Price        $ 210,000.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF CONNECTICUT     ss.
                         ss.:
COUNTY OF FAIRFIELD      ss.

      On this 2nd day of September, 1997, before me personally appeared Timothy McCollum, to me known to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that (he) executed the same as
(his) free act and deed.

                                       /s/ KEVIN M. MCCORMACK
                                           Notary Public

                                       My Commission Expires: 2/28/1998
                                       [SEAL]


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: __________________________


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ FRANK LYON POLK III
(Print Name of Entity)                          (Signature)

                                          Print Name: Frank Lyon Polk Iii

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: Smith Barney as IRA Custodian
                                     40 W. 57th Street, 19th Floor

                  New York          New York          10019
                  City              State             Zip Code

                  Mail Address: ________________________________________

                  ______________________________________________________
                  City              State             Zip Code

                  Telephone: ________________________

                  Facsimile: 212-468-8694

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:              37,500

Total Purchase Price        $ 196,875

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF NEW YORK        ss.
                         ss.:
COUNTY OF NEW YORK       ss.

      On this 29 day of August, 1997, before me personally appeared ___________________, to me known to be the individual(s) described in and who executed the foregoing instrument, and duly acknowledged to me that (he) (she)
(they) executed the same as (his) (her) (their) free act and deed.

                                       /s/ WILLIAM WONG
                                           Notary Public

                                       My Commission Expires: [SEAL]


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: Sanford B. Prater


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ SANFORD B. PRATER
(Print Name of Entity)                          (Signature)

                                          Print Name: Sanford B. Prater

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: 29 Laurel Rd.

                  New Canaan        CT                06840
                  City              State             Zip Code

                  Mail Address: Ardsley Partners, 646 Steamboat Rd.

                  Greenwich         CT                06830
                  City              State             Zip Code

                  Telephone: (203) 863-1459

                  Facsimile: (203) 863-1447

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:              40,000

Total Purchase Price        $ 210,000.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF CONNECTICUT     ss.
                         ss.:
COUNTY OF FAIRFIELD      ss.

      On this 2nd day of September, 1997, before me personally appeared Sanford
B. Prater, to me known to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that (he) executed the same as
(his) free act and deed.

                                       /s/ KEVIN M. MCCORMACK
                                           Notary Public

                                       My Commission Expires: 2/28/1998
                                       [SEAL]


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:  PRIVET ROW, INC.

By: /s/ GARY J. DAVIS
                Gary J. Davis, President


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

PRIVET ROW, INC.                          ______________________________________
(Print Name of Entity)                          (Signature)

                                          Print Name: __________________________

By: /s/ GARY J. DAVIS                     ______________________________________
      (Signature)                               (Signature)

Print Name: Gary J. Davis                 Print Name:___________________________

Title: President

                  Residence Address:____________________________________

                  ______________________________________________________
                  City              State             Zip Code

                  Mail Address: ________________________________________

                  ______________________________________________________
                  City              State             Zip Code

                  Telephone: ________________________

                  Facsimile: 512-328-7078

                  Tax Identification or
                  Social Security Number 74-281-5999

Number of Shares
to be Purchased:              25,000

Total Purchase Price        $ 131,250.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF TEXAS           ss.
                         ss.:
COUNTY OF TRAVIS         ss.

      On this 28 day of August, 1997, before me personally appeared Gary Davis, to me known to be the individual(s) described in and who executed the foregoing instrument, and duly acknowledged to me that (he) (she) (they) executed the same as (his) (her) (their) free act and deed.

                                       /s/ DIANNE L. PIERCE
                                           Notary Public
[SEAL]
                                       My Commission Expires: 10-25-97


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF TEXAS           ss.
                         ss.:
COUNTY OF TRAVIS         ss.

      On this 28 day of August, 1997, before me appeared
Gary Davis, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the President of Privet Row, Inc., that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    /s/ GARY J. DAVIS
                                               Officer


                                              President
                                                Title

/s/ DIANNE L. PIERCE
      Notary Public

My Commission Expires: 10-25-97
[SEAL]

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: /s/ LEONARD RAUNER


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ LEONARD RAUNER
(Print Name of Entity)                          (Signature)

                                          Print Name: Leonard Rauner

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: 317 E. Linden Ave

                  Englewood         NJ                07631
                  City              State             Zip Code

                  Mail Address: ________________________________________

                  ______________________________________________________
                  City              State             Zip Code

                  Telephone: (201) 816 9308

                  Facsimile: 203 863 1450

                  Tax Identification or
                  Social Security Number 090 60 2704

Number of Shares
to be Purchased:              25,000

Total Purchase Price        $ 131,250

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF CONNECTICUT     ss.
                         ss.:
COUNTY OF FAIRFIELD      ss.

      On this 2nd day of September, 1997, before me personally appeared Leonard Rauner, to me known to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that (he) executed the same as
(his) free act and deed.

                                       /s/ KEVIN M. MCCORMACK
                                           Notary Public

                                       My Commission Expires: 2/28/1998
                                       [SEAL]


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: Marcus R. Rowan, Individual


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ MARCUS R. ROWAN
(Print Name of Entity)                          (Signature)

                                          Print Name: Marcus R. Rowan

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: 4401 Lomo Alot Dr. #6

                  Dallas            Texas             75205
                  City              State             Zip Code

                  Mail Address: P.O. Box 12554

                  Dallas            Texas             75225
                  City              State             Zip Code

                  Telephone: 214-207-5001

                  Facsimile: 214-987-1956

                  Tax Identification or
                  Social Security Number ###-##-####

Number of Shares
to be Purchased:              15,000 shares

Total Purchase Price        $ 78,750.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF TEXAS           ss.
                         ss.:
COUNTY OF DALLAS         ss.

      On this 2nd day of September, 1997, before me personally appeared ___________________, to me known to be the individual(s) described in and who executed the foregoing instrument, and duly acknowledged to me that (he) (she)
(they) executed the same as (his) (her) (their) free act and deed.

                                       /s/ SHARON WASH????
                                           Notary Public

                                       My Commission Expires: 7-3-00


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: TCM Partners, L.P. et al


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

TCM Partners, L.P.                        ______________________________________
(Print Name of Entity)                          (Signature)

                                          Print Name: __________________________

By: /s/ SCOTT J. TURKEL                   ______________________________________
      (Signature)                               (Signature)

Print Name: SCOTT J. TURKEL               Print Name:___________________________

Title: General Partner

                  Residence Address: 137 Rowayton Ave

                  Rowayton          CT                06853
                  City              State             Zip Code

                  Mail Address: same

                  ______________________________________________________
                  City              State             Zip Code

                  Telephone: 203-854-0505

                  Facsimile: 203-854-6700

                  Tax Identification or
                  Social Security Number 13-3716210

Number of Shares
to be Purchased:              150,000

Total Purchase Price        $ 787,500.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF _______________ ss.
                         ss.:
COUNTY OF ______________ ss.

      On this ___ day of _________, 19__, before me personally appeared ___________________, to me known to be the individual(s) described in and who executed the foregoing instrument, and duly acknowledged to me that (he) (she)
(they) executed the same as (his) (her) (their) free act and deed.

                                       /s/ ________________________
                                           Notary Public

                                       My Commission Expires: _________________


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF CT                   ss.
                              ss.:
COUNTY OF FAIRFIELD           ss.

      On this 28 day of August, 1997, before me appeared
Scott Turkel, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the General Partner of TCM Partners, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    /s/ SCOTT TURKEL
                                               Officer


                                          General Partner
                                               Title

/s/ CHRIS FROELICH
    Notary Public

My Commission Expires: 1/31/2000
[SEAL]

      The Company and Subscriber have executed this Subscription Agreement on the date first above written.

THE COMPANY:

INTELECT COMMUNICATIONS SYSTEMS LIMITED


By: /s/ EDWIN J. DUCAYET, JR.
        Edwin J. Ducayet, Jr., Vice President


SUBSCRIBER:

By: /s/ WAYNE C. WILKEY


(Corporation, Partnership or              (Individual Signatures)
Trust Signature)

______________________________            /s/ WAYNE C. WILKEY
(Print Name of Entity)                          (Signature)

                                          Print Name: Wayne C. Wilkey

By:___________________________            ______________________________________
      (Signature)                               (Signature)

Print Name:___________________            Print Name:___________________________

Title:________________________

                  Residence Address: 670 West End Avenue

                  New York          New York          10025
                  City              State             Zip Code

                  Mail Address: 670 West End Avenue

                  New York          New York          10025
                  City              State             Zip Code

                  Telephone: (212) 787-0780

                  Facsimile: 203 629 0718

                  Tax Identification or
                  Social Security Number 293564810

Number of Shares
to be Purchased:              7,500

Total Purchase Price        $ 37,875.00

                  (ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER)

STATE OF NEW YORK        ss.
                         ss.:
COUNTY OF NEW YORK       ss.

      On this 29th day of August, 1997, before me personally appeared Wayne C. Wilkey, to me known to be the individual(s) described in and who executed the foregoing instrument, and duly acknowledged to me that (he) (she) (they) executed the same as (his) (her) (their) free act and deed.

                                       /s/ MOHAN K. DANSINGHANI
                                           Notary Public
[SEAL]
                                       My Commission Expires: Feb 21, 1999


                   (ACKNOWLEDGMENT FOR CORPORATE SUBSCRIBER)

STATE OF ____________         ss.
                              ss.:
COUNTY OF __________          ss.

      On this _____ day of ___________________, 19__, before me appeared
______________, to me personally known, who, being by me duly sworn (or affirmed), did say and acknowledge that he is the ______________ of ________________________, that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and that the execution of the said instrument is the free act and deed of said corporation.

[SEAL]                                    ______________________________________
                                                      Officer


                                          ______________________________________
                                                      Title


______________________________________
      Notary Public

My Commission Expires: _______________